SCHEDULE 14A
                   (RULE 14a-101)
           INFORMATION REQUIRED IN PROXY STATEMENT

                 SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the
           Securities Exchange Act of 1934 (Amendment No.  )

Filed by registrant  X          Filed by a party other than
                   ---          registrant -----

Check the appropriate box:

---Preliminary proxy statement

 X Definitive proxy statement

---Definitive additional materials

---Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

---Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

             ORIGINAL ITALIAN PASTA PRODUCTS CO., INC.
          (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------
  (Name of Person[s] Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

X   $125 per Exchange Act Rules 0-11(c)(1)(ii),14a-6(i)(1), or
    14a-6(j)(2) or Item 22(a)(2) of Schedule 14A.

--- $500 per each party to the controversy pursuant to Exchange
     Act Rule 14a-6(i)(3).

--- Fee computed on table below per Exchange Act Rules 14a-
    6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies: COMMON STOCK

(2)  Aggregate number of securities to which transactions
               applies:  N/A

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined).: N/A

(4)  Proposed maximum aggregate value of transaction:  N/A

(5)  Total fee paid:  N/A

---  Fee paid previously with preliminary materials.

--- Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:
(2)  Form, schedule or registration statement no.:
(3)  Filing party:
(4)  Date filed:

                 ORIGINAL ITALIAN PASTA PRODUCTS CO, INC.
                            32 AUBURN STREET
                           CHELSEA, MA  02150

                NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD DECEMBER 23, 1996


To the shareholders of Original Italian Pasta Products Co., Inc.:

	Notice is hereby given that the Annual Meeting of Shareholders of Original Italian Pasta Products Co., Inc. will be held at the offices of Original Italian Pasta Products Co., Inc., 32 Auburn Street, Chelsea, Massachusetts on December 23, 1996 at 10:00 o'clock A.M., Eastern Standard Time, for the following purposes:


	1.	To elect three (3) directors to the Board of Directors of the Company.
    The Directors nominated for election are: Paul K. Stevens, Walter D.
    Wekstein and Steven S. Zenlea.

	2.	To consider and act upon the matter of ratifying the selection of Price
    Waterhouse L.L.P. as independent accountants for the Company for the fiscal year ending June 30, 1997.

	3.	To consider and vote upon all other matters which may properly come before the meeting or any adjournment or adjournments thereof.

	Only shareholders of record of the Company at the close of business on November 22, 1996 are entitled to notice of and to vote at the meeting.

	IT IS IMPORTANT THAT YOUR SHARES BE VOTED AT THE MEETING WHETHER OR NOT YOU
 PLAN TO ATTEND IN PERSON.  EVEN IF YOU EXPECT TO ATTEND, PLEASE SIGN, DATE,
 AND MAIL THE ENCLOSED PROXY IN THE SEALED ENVELOPE, SO THAT YOUR SHARES OF
 STOCK WILL BE REPRESENTED AT THE MEETING.

	A shareholder executing the enclosed proxy has the power to revoke it at any time prior to the exercise thereof by advising the Company of said revocation in person at the Annual Meeting or by a writing addressed to the President of the Company.

 Dated: December 5, 1996.




							PAUL K. STEVENS
							Chairman of the Board,
							Chief Executive Officer,
							Chief Operating Officer and President





               ORIGINAL ITALIAN PASTA PRODUCTS CO, INC.
                          32 AUBURN STREET
                         CHELSEA, MA  02150

                   ANNUAL MEETING OF SHAREHOLDERS
                          PROXY STATEMENT




	THIS SOLICITATION OF PROXIES IS BEING MADE BY THE BOARD OF DIRECTORS OF ORIGINAL ITALIAN PASTA PRODUCTS CO., INC. (THE "COMPANY"). The Company will bear the cost of solicitation. There will be no solicitation other than by mail, telephone, or direct contact by officers, directors, and employees of the Company. The Company will reimburse all expenses incurred by brokerage houses, custodians, nominees and fiduciaries who mail copies of this proxy statement, the proxy, and the notice of meeting to beneficial owners. December 5, 1996 is the approximate date on which this proxy statement and the accompanying form of proxy are first available to security holders.

	The Board of Directors has fixed the close of business on November 22, 1996 as the record date for the determination of the holders of common stock entitled to notice of, and to vote at, the Annual Meeting.

	The Company's only class of stock outstanding is its common stock, $.02 par value, of which there were 1,899,885 shares outstanding as of the record date and which are entitled to vote at the Annual Meeting.

	A shareholder executing the enclosed proxy has the power to revoke it at any time prior to the exercise thereof by advising the Company of said revocation in person at the Annual Meeting or by a writing addressed to the President of the Company.

	The Annual Report of the Company for the fiscal year ended June 30, 1996 is being mailed to the shareholders along with this proxy statement and the accompanying proxy and notice of meeting.

	THE COMPANY WILL PROVIDE, WITHOUT CHARGE AND UPON WRITTEN REQUEST OF ANY PERSON WHO IS SOLICITED BY THIS PROXY SOLICITATION BUT WHO DOES NOT RECEIVE
 THE COMPANY'S FORM 10-KSB AND ANY AMENDMENTS THERETO (MAILED TO SHAREHOLDERS
 AS THE ANNUAL REPORT OF THE COMPANY) FOR THE FISCAL YEAR ENDED JUNE 30,
 1996, A COPY OF THE COMPANY'S FORM 10-KSB AND ANY AMENDMENTS THERETO
 (INCLUDING THE FINANCIAL STATEMENTS AND THEIR SCHEDULES, BUT NOT INCLUDING
 THE EXHIBITS) FOR THE FISCAL YEAR ENDED JUNE 30, 1996. THE EXHIBITS TO THE FORM 10-KSB AND ANY AMMENDMENTS THERETO ARE AVAILABLE UPON PAYMENT OF REASONABLE DUPLICATION AND MAILING EXPENSES. REQUESTS FOR SUCH FORM 10-KSB, AND ANY AMENDMENTS THERETO AND/OR EXHIBITS SHOULD BE ADDRESSED IN WRITING TO MR. PETER STEVENS, TREASURER, ORIGINAL ITALIAN PASTA PRODUCTS CO., INC.,
 32 AUBURN STREET, CHELSEA, MA  02150.




PRINCIPAL AND MANAGEMENT SHAREHOLDERS

	The following table sets forth certain information as of September 30, 1996 with respect to the common stock of the Company owned by (1) any person
 (including any "group" as that term is defined in the Securities Exchange
 Act of 1934) who is known to the Company to be a beneficial owner of more than five percent (5%) of the outstanding common stock of the Company,
 (2) each director of the Company, (3) the named executive officer, Paul
 Stevens and (4) all directors and officers of the company as a group:

Name and Address		        	Amount and Nature		          	Percent
of Beneficial Owner (1)	  	of Beneficial Ownership (1)	 	of Class
-----------------------    ---------------------------   --------
Paul K. Stevens			              	445,700 (2)		            		19%
Chairman of the Board,
Chief Executive Officer,
Chief Operating Officer,
and President
1088 Main Street
Hingham, MA  02043

Katy Industries, Inc.         			453,585	                 		19%
6300 So. Syracuse Way,
Suite 300
Englewood, CO 80111

Steven S. Zenlea               			60,000 (3)		             		3%
Director
3 Sawmill Pond Road
Sharon, MA  02067

Peter Stevens,	                			51,567 (4)	             			2%
Treasurer
130 Brookline Street
Needham, MA  02192

Walter D. Wekstein              		10,000 (5)	               	*
Clerk, Director
282 Beacon Street
Boston, MA  02116

All Officers and Directors      	561,267 (2,3,4,5) (6)    		24%
as a group ( persons)

* Less than one percent.

(1) Includes 1,899,885 shares issued and outstanding plus shares subject to
    currently exercisable	options and/or warrants held by the person or group.
(2) Includes 170,000 shares subject to currently exercisable options.

(3) Includes 20,000 shares granted in fiscal year 1995 to replace expired
    options.  Includes	buyback of the 10,000 shares by Company in August,
    1995.  All shares are subject to	currently exercisable options.

(4) Includes 36,567 shares subject to currently exercisable options, when used.

(5) Represents shares subject to currently exercisable options.

(6) Includes 282,567 shares subject to currently exercisable options and warrants.

_____________________________________________________________________________

                                    PROPOSAL 1
                              ELECTION OF DIRECTORS

	Messrs. Stevens, Wekstein, and Zenlea have been nominated for election as directors at the Annual Meeting of Shareholders of the Company. Each currently serves as a director of the Company and was elected by the shareholders at the last annual meeting. Directors serve until the next annual meeting of shareholders and until their successors are elected and qualified. In the event that any nominee for director should become unavailable for election for any reason, the persons named in the proxy have the right to use their discretion to vote for a substitute.

 Directors Nominated for Election: Executive Officers

	The following table sets forth certain information concerning the nominees for election at the Annual Meeting as well as the Executive Officers of the
 Company:

					                           FIRST      NOMINEE   	POSITION
			                         	  	ELECTED	   FOR 	      WITH
 NAME		                	AGE	   	DIRECTOR  	DIRECTOR   COMPANY
 ---------------        ---     --------   --------   --------
 Paul K. Stevens		       50		     1985	       Yes    	Chairman,
                                                     	Chief Executive Officer
                                                     	President and Chief
	                                                     Operating Officer

 Walter D. Wekstein	     64		     1986		      Yes    	Clerk

 Steven S. Zenlea	       40		     1995		      Yes    	Director

 Peter A. Stevens    	   53		     N/A		       N/A    	Treasurer,
                                                     	Vice President-Finance
	                                                     Chief Financial Officer




  Paul K. Stevens founded the company in June 1985. From 1978 to 1985, Mr. Stevens was a partner in the management consulting firm of Stevens, Brown & Company in Newburyport, Massachusetts which engaged in management consulting to high growth, privately held small businesses on a contract basis.

  Walter D. Wekstein was elected as the Clerk for the Company on June 20, 1985. He became a Director of the Company in May 1986. Mr. Wekstein is a partner in the law firm of Gadsby & Hannah LLP, Boston, Massachusetts, which has been counsel to the Company for more than five years.

  Steven S. Zenlea was President of Original Italian Pasta Products Co., Inc. He rejoined the company as the Vice President of Manufacturing in June, 1992. From June 1991 through May 1992, Mr. Zenlea was an Account Representative for Herbert V. Shuster, Inc. a Quincy, Massachusetts foods research facility. Mr. Zenlea had previously been employed by the Company from February 1988 through May 1991. Mr. Zenlea tendered his resignation effective October 11, 1995. He was elected a director at the last Annual Meeting.

  Peter Stevens is the Treasurer and Chief Financial Officer of the Company. Mr. Stevens worked as the Vice President and Controller of the International Biotechnologies, Inc., a biotech company in New Haven, Connecticut from 1984 through 1989. There is no family relationship between Peter Stevens and Paul K. Stevens.

                        SUMMARY COMPENSATION TABLE

																   			                         Long Term
							                                        Compensation
Name and Principal		    Annual Compensation	   Awards
Position		             	Year 	Salary	 Bonus	  	Options/SARs (#)
----------------------  ----  ------  ------   ----------------
Paul K. Stevens,	      	1996 	124,000 10,000		   	100,000
Chairman of the Board,		1995 	103,533 25,000			         0
CEO, and President	    	1994 	121,593 26,940		    110,000


         INFORMATION ABOUT BOARD OF DIRECTORS AND COMMITTEES

 MEETINGS
	 The company's Board of Directors held three meetings during fiscal year 1996. The Board has a standing compensation committee. All directors attended more than 75% of all meetings of the Board and of the committees of which they were members.

 COMPENSATION COMMITTEE
 	The compensation committee establishes the compensation and other incentive arrangements of each salaried employee.  The Compensation Committee consists of two members, currently Messrs. Paul K. Stevens and Walter D. Wekstein.
 The compensation committee held one meeting in fiscal year 1996.




                        OPTION GRANTS IN LAST FISCAL YEAR

  The following table sets forth certain information concerning the grant of stock options in the fiscal year ended June 30, 1996 to the named executive officer under the Company's 1987 Incentive Stock Option Plan:

                                					    	% of Total
                                          Options/SARs
		               Number of Securities    	Granted to	    Exercise or
		               Underlying Options/SARs 	Employees     	Base price Expiration
Name		           Granted 		              	in Fiscal Year	($/SH)    	Date
---------------  -----------------------  -------------- ---------  --------
Paul K. Stevens	 100,000 			                 	40%		        0.50	    12/02/05


 	The following table sets forth certain information concerning the unexercised options held on June 30, 1995, by the named executive officer:

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR *
                      AND FISCAL YEAR END OPTION VALUES


                				Number of Securities		       	Value of Unexercised
			                	Underlying Unexercised	      	In-the-Money
			                	Options at FY End (#)      			Options at FY End ($)
                 -----------------------------   ----------------------------
Name      			     Exercisable	   Unexercisable   Exercisable	   Unexercisable
Paul K. Stevens	    170,000         100,000		      $(29,550)        		$0
                      ______________________________________

 	* There were no option exercises by the named executive officer in fiscal year 1996.

                      ______________________________________

Compliance with Section 16(a) of the Exchange Act

 	In accordance with the provisions of Item 405 of Regulation S-K, the Company knows of no delinquent filings under Section 16(a) of the Exchange Act during the fiscal year ended June 30, 1996 except that Peter Stevens failed to timely file Form 5 to report one transaction.

                     ______________________________________

                                 PROPOSAL 2
           RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

 	The Board of Directors recommends that the shareholders ratify the appointment of Price Waterhouse L.L.P. as independent accountants to audit the financial statements of the Company for the year ending June 30, 1997. Price Waterhouse has no direct or indirect material financial interest in the Company.

 	The affirmative vote of a majority of shareholders is not required for ratification of Price Waterhouse L.L.P. In the event the shareholders fail to ratify the appointment, the Board of Directors will not change the appointment for the year ending June 30, 1997 but will consider it a direction to select other auditors for the subsequent year. It is understood that even if the selection is ratified, the Board of Directors, in its discretion, may direct the appointment of a new independent accountant at any time during the year if the Board feels that such a change would be in the best interest of the company and its shareholders.

 	Representatives of Price Waterhouse L.L.P. will be present at the Annual Meeting, will have the opportunity to make a statement if they wish and will be available to respond to appropriate questions from shareholders.

                                LEGAL PROCEEDINGS

 	In 1991, Anthony Trio and Genevieve Trio filed suit against the Company and
 Paul K. Stevens in Suffolk Superior Court (Boston, Massachusetts).  The case is number 91-2680-A. The Trio's complaint alleged that the Company committed multiple breaches of the License Agreement (the "Agreement") dated July 12,
 1985, with Anthony and Genevieve Trio (the "Trios"). For the alleged violations, the Trios sought damages, declaratory relief, and termination of the Agreement. In light of these claims, the Company filed counterclaims against the Trios.

 	The court found in favor of the Company on all claims except for one minor claim involving a technical breach of the Agreement; the company's products were located in one store in the Trios' exclusive territorial area in the North End of Boston. The court awarded only nominal damages of $1.00 for such breach.

 	The Trios have appealed from the judgment and, as a result, the Company has cross-appealed.  Both parties appellate briefs were filed in April and
 August, 1996, respectively.  The Trios filed a Reply Brief to the Company's cross appeal on August 5, 1996 and the Company has filed a Sur Reply.  A date for oral argument has not been scheduled, but it is likely to occur within the next six to twelve months.  A decision by the Appeals Court could take as long as a year or more.

                           SHAREHOLDER PROPOSALS

 	As of the date of this Proxy Statement, the Company has not timely received any proposals from shareholders to be voted upon at the annual meeting.

 	Shareholders who wish to submit proposals for consideration at the next Annual Meeting should submit their proposals to the Company at its offices in Chelsea, Massachusetts not later than July 31, 1997.

                                 OTHER MATTERS

 	As of the date of this Proxy Statement, the only matters which Management expects to be conducted at the Annual Meeting are the election of directors and the ratification of the selection of Price Waterhouse L.L.P. as accountants. However, if any other matters properly come before the meeting, the persons named in the attached form of proxy are expected to vote the proxy in accordance with their best judgment on such matters.

                              VOTING PROCEDURES

 	For both Proposals on the agenda, the holders of fifty-one percent (51%) in interest of the common stock issued and outstanding, entitled to vote and present in person or represented by proxy, will constitute a quorum.
 Therefore holders of not less than 968,942 shares of common stock must be present or represented by proxy for there to be a quorum. Shares represented by all proxies received, including proxies that withhold authority for the election of directors and/or abstain from voting on a Proposal, as well as
 "broker non-votes," as discussed below, count toward establishing the presence of a quorum.

 	Assuming the presence of a quorum, directors of the Company are elected by plurality vote of the common stock present in person or represented by proxy and voting in the election of directors. Shares may be voted for or withheld from each nominee for election as director. Shares for which the vote is withheld and "broker non-votes" will be excluded entirely and will have no effect on the election of directors of the Company.

 	Under applicable rules, brokers who hold shares of the Company's Common Stock in street name have the authority to vote the shares in the broker's discretion on "routine" matters if they have not received specific instructions from the beneficial owner of the shares. Proposal 1, the uncontested election of directors, and Proposal 2, the ratification of independent accountants, are "routine" matters for this purpose. With respect to matters which are determined by the appropriate broker-dealer regulatory organization to be "non-routine," brokers may not vote shares held in street name without specific instructions from the beneficial owner. If a broker holding shares in street name submits a proxy card on which the broker physically lines out the matter (whether it is "routine" or "non-routine") or does not indicate a specific choice ("for," "against" or "abstain") on a matter that is "non-routine," that action is called a "broker non-vote" as to that matter. If a broker submits a proxy but does not indicate a specific choice on a "routine" matter, the shares will be voted as specified in the proxy card. At this meeting of the Company's stockholders, shares represented by such a proxy card would be voted "FOR" Proposals 1 and 2.


 Dated: December 5, 1996.




                                     			PAUL K. STEVENS
						                                 	Chairman of the Board,
						                                 	Chief Executive Officer,
						                                 	Chief Operating Officer and President